Execution Version
AMENDMENT NO. 1 TO
RECEIVABLES FINANCING AGREEMENT
This AMENDMENT NO. 1, dated as of September 1, 2020 (this “Amendment”), is made with respect to that certain Receivables Financing Agreement, dated as of September 17, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among HERC RECEIVABLES U.S. LLC, a Delaware limited liability company (the “US Borrower”) and THE ADDITIONAL CANADIAN BORROWER TO THE EXTENT ADDED AS A PARTY THERETO, as co-borrowers (each, a “Borrower” and, collectively, the “Borrowers”), HERC RENTALS INC., a Delaware corporation (“Herc”), individually and as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”) and as performance guarantor (in such capacity, together with its successors and permitted assigns in such capacity, the “Performance Guarantor”), the LENDERS and MANAGING AGENTS (in each case, as defined therein) from time to time party thereto, and CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“CACIB”), as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to such terms in the Agreement.
PRELIMINARY STATEMENT:
Each of the parties to the Agreement desires to amend the Agreement on the conditions set forth herein.
NOW, THEREFORE, the signatories hereto agree as follows:
SECTION 1.Amendments to the Agreement.
(a)Section 7.6 of the Agreement is hereby amended and restated to read as follows:
The Servicer shall, on each day, be paid a fee (the “Servicing Fee”) daily in arrears, as contemplated in Section 2.4, equal to the product of (i) 1.00% per annum (the “Servicing Fee Rate”), (ii) the aggregate Outstanding Balance of the Pool Receivables owned by the US Borrower and, solely if neither Herc nor any other Affiliate of the Borrowers acts as Servicer, Pool Receivables owned by the Canadian Borrower as of the start of the day immediately preceding such day, and (iii) a fraction, the numerator of which is 1 and the denominator of which is 360.
(b)The definition of “Amendment No. 1 Closing Date” is hereby added to Exhibit I of the Agreement as follows:
“Amendment No. 1 Closing Date” means September 1, 2020.
(c)The definition of “Boeing” is hereby added to Exhibit I of the Agreement as follows:
“Boeing” means The Boeing Company and its Affiliated Obligors.
(d)The definition of “Boeing Concentration Percentage” is hereby added to Exhibit I of the Agreement as follows:

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“Boeing Concentration Percentage” means, with respect to all Boeing Receivables, eight percent (8.0%); provided, however, that if the aggregate Outstanding Balance of all Boeing Receivables that are Eligible Receivables and that are more than thirty (30) days past due exceeds 15% of the aggregate Outstanding Balance of all Boeing Receivables that are Eligible Receivables, any Lender may, upon prior written notice to the Borrower and the Administrative Agent, reduce the Boeing Concentration Percentage to a percentage no lower than three point thirty three percent (3.33%).

(e)The definition of “Boeing Receivable” is hereby added to Exhibit I of the Agreement as follows:
“Boeing Receivable” means any Receivable the Obligor of which is Boeing.
(f)The definition of “Concentration Percentage” set forth in Exhibit I of the Agreement is hereby amended and restated to read as follows:
“Concentration Percentage” means (a) for Boeing, the Boeing Concentration Percentage and (b) for each other Obligor and its Affiliated Obligors, the applicable percentage determined by reference to the long-term unsecured debt rating of such Obligor set forth in the following table:

Rating of Obligor	Percentage
Short-term rating of A-1 or above by Standard & Poor’s and P-1 or above by Moody’s or, if no short-term rating, a long-term rating of A or above by Standard & Poor’s and A2 or above by Moody’s	8.00%*
Short-term rating of A-2 by Standard & Poor’s and P-2 by Moody’s or, if no short-term rating, a long-term rating of BBB+ to A- by Standard & Poor’s and Baa1 to A3 by Moody’s	5.00%
Short-term rating of A-3 by Standard & Poor’s and P-3 by Moody’s or, if no short-term rating, a long-term rating of BBB- to BBB by Standard & Poor’s and Baa3 to Baa2 by Moody’s	1.67%**
Non-investment grade/Unrated	2.00%
*10.00% if the Government Concentration Percentage ceases to be 12.00%
**3.33% if the Boeing Concentration Percentage ceases to be 8.00%
provided, that for purposes of this definition (i) the long-term and short-term rating of a parent company shall be imputed to an Obligor and its Affiliated Obligors to the extent any such Obligor or its Affiliated Obligors does not have a long-term and/or short-term rating unless the parent company does not support or guarantee, or the Administrative Agent reasonably believes the parent company does not support or guarantee and has tangible evidence supporting such belief, the obligations of such Obligor and/or its Affiliated Obligors, (ii) if an Obligor has both short-term and long-term ratings, then short-term ratings shall be used in preference to the long-term rating, (iii) subject to the foregoing, if any Obligor has more than one such long-term rating or more than one such short-term

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rating, the lowest such rating shall apply, (iv) if only one rating is available, such rating will be used to determine the applicable percentage, and (v) subject to the foregoing, if any Obligor and its Affiliated Obligors have different ratings (and fall into different “Percentage” categories in the above table), then the Concentration Percentage for that group of Obligors shall be determined based on the lower of their respective ratings.
(g)The definition of “CP Disruption Event” is hereby added to Exhibit I of the Agreement as follows:
“CP Disruption Event” means the inability of any Conduit Lender, at any time, whether as a result of a prohibition, a contractual restriction or any other event or circumstance whatsoever, to raise funds through the issuance of its commercial paper notes (whether or not constituting “Commercial Paper” hereunder) in the United States commercial paper market.
(h)The definition of “Excess Government Concentration Amount” set forth in Exhibit I of the Agreement is hereby amended and restated to read as follows:
“Excess Government Concentration Amount” means, at any time, the amount, if any, by which the Outstanding Balance of Eligible Receivables that are Government Receivables exceeds the Government Concentration Percentage of the Outstanding Balance of all Eligible Receivables at such time.
(i)The definition of “Facility Maturity Date” set forth in Exhibit I of the Agreement is hereby amended and restated to read as follows:
“Facility Maturity Date” means the earliest to occur of: (a) August 31, 2021; (b) any date designated as the Facility Maturity Date by the Administrative Agent upon the occurrence of an Event of Default pursuant to Section 9.1; (c) the date the Aggregate Commitment is reduced to zero pursuant to Section 2.1(c); and (d) the date, if any, specified by the related Managing Agent upon not less than thirty (30) days’ prior written notice, which may be delivered to the Borrower if a CP Disruption Event shall have occurred with respect to a Conduit Lender and shall have continued for a period of 270 consecutive days, so long as such Managing Agent shall have notified the Borrower of the occurrence of such CP Disruption Event and shall have provided the Borrower confirmation that such CP Disruption is continuing promptly following reasonable periodic request therefor.
(j)The definition of “Government Concentration Percentage” is hereby added to Exhibit I of the Agreement as follows:
“Government Concentration Percentage” means, with respect to all Government Receivables, twelve percent (12.0%); provided, however, that any Lender may, upon prior written notice to the Borrower and the Administrative Agent, reduce the Government Concentration Percentage to no lower than ten percent (10%).
(k)The definition of “Herc ABL Facility Agreement” set forth in Exhibit I of the Agreement is hereby amended and restated to read as follows:

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“Herc ABL Facility Agreement” means the Credit Agreement, dated as of July 31, 2019, among Herc Holdings Inc., a Delaware corporation, Herc Rentals Inc., a Delaware corporation, Matthews Equipment Limited, a corporation amalgamated under the laws of the Province of Ontario, the other borrowers party thereto, the other guarantors party thereto, the lenders from time to time party thereto, and Bank of America, N.A., as the agent.

(l)The definition of “Interest Calculation Period” set forth in Exhibit I of the Agreement is hereby amended and restated to read as follows:
“Interest Calculation Period” means (a)(i) initially the period commencing on (and including) the first day of the Interest Calculation Period in effect as of the Amendment No. 1 Closing Date and ending on (and including) the last day of September 2020; and (ii) thereafter, each period beginning on (and including) the first (1st) day of each month and ending on (and including) the last day of such month, and (b) on and after the Facility Maturity Date, such other period (including a period of one (1) day) as shall be selected from time to time by the Administrative Agent.
(m)The definition of “Reserve Floor Percentage” set forth in Exhibit I of the Agreement is hereby amended and restated to read as follows:
“Reserve Floor Percentage” means, for any date, the sum of (a) ten percent (10%) plus (b) the product of (i) the average of the Dilution Ratios for the twelve (12) most recently ended Settlement Periods, multiplied by (ii) the Dilution Horizon Ratio computed as of the last day of the most recently ended Settlement Period.
(a) Paragraph (j)(ii) set forth in Exhibit V of the Agreement is hereby amended and restated to read as follows:
(j)

(ii) (x) the Performance Guarantor, any Originator, the Servicer or any of their respective Subsidiaries (other than the Borrowers) shall fail to pay any principal of or premium or interest on any of its Debt that is outstanding in a principal amount of at least $175,000,000, in the case of the Performance Guarantor, or $175,000,000, in the case of any Originator or the Servicer, in each case, in the aggregate, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement, mortgage, indenture or instrument relating to such Debt; or (y) any other default in the observance or performance of any agreement or condition under any agreement, mortgage, indenture or instrument relating to any such Debt and such default shall continue after the applicable grace period, if any, specified in such agreement, mortgage, indenture or instrument, if, in either case: (A) the effect of such non-payment or other default is to give the applicable debtholders, with the giving of notice or lapse of time if required, the right to accelerate the maturity of such Debt; (B) such time shall have lapsed and, if any notice shall be required to commence a grace period or declare the occurrence of an event of default before notice of acceleration may be delivered, such default notice shall have been given; and (C) such default shall not have been remedied or waived by or on behalf of such holder or holders;

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(b) Paragraph (m) set forth in Exhibit V of the Agreement is hereby amended and restated to read as follows:
(m) (i) one or more judgments or decrees involving a liability (net of any insurance or indemnity payments actually received in respect thereof prior to or within sixty (60) days from the entry thereof, or to be received in respect thereof in the event any appeal thereof shall be unsuccessful) in excess of $25,000 shall be entered against either Borrower and such judgments or decrees shall not have been vacated, dismissed, discharged, stayed or bonded pending appeal within sixty (60) days from the entry thereof, (ii) one or more judgments or decrees involving a liability (net of any insurance or indemnity payments actually received in respect thereof prior to or within sixty (60) days from the entry thereof, or to be received in respect thereof in the event any appeal thereof shall be unsuccessful) in excess of $150,000,000 shall be entered against any Originator, the Servicer or any of their Subsidiaries and such judgments or decrees shall not have been vacated, dismissed, discharged, stayed or bonded pending appeal within sixty (60) days from the entry thereof;
SECTION 2. Effectiveness of Amendment. This Amendment shall become effective as of the date hereof at such time that the Administrative Agent and the Managing Agents shall have received (i) executed counterparts of this Amendment, (ii) executed counterparts of the Amended and Restated Lender Group Fee Letter (the “A&R Lender Group Fee Letter”), (iii) the Upfront Fee, in accordance with the terms of, and as such term is defined in, the A&R Lender Group Fee Letter, (iv) an opinion of counsel to the Borrowers and Herc in form and substance satisfactory to the Administrative Agent and the Managing Agents and (v) such other documents as the Administrative Agent and the Managing Agents may reasonably request.
SECTION 3.Transaction Document. This Amendment shall be a Transaction Document under the Agreement.
SECTION 4.Representations and Warranties. Each of the Borrowers, the Servicer and the Performance Guarantor makes each of the representations and warranties contained in Exhibit III of the Agreement (after giving effect to this Amendment).
SECTION 5.Performance Guaranty Ratification. After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of that certain Performance Guaranty contained in Article VIII of the Agreement, made by the Performance Guarantor in favor of the Beneficiaries shall remain in full force and effect, and Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.
SECTION 6.Confirmation of Agreement; No Other Modifications. Each reference in the Agreement to “this Agreement” or “the Agreement”, or “hereof,” “hereunder” or words of like import, and each reference in any other Transaction Document to the Agreement, shall mean the Agreement as amended by this Amendment, and as hereafter amended or restated. Except as herein expressly amended, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.
SECTION 7.Costs and Expenses. The Borrowers agree to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent, the Managing Agents and the Lenders with respect thereto.

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SECTION 8.GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the Laws of the State of New York without regard to the principles of conflicts of law thereof (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).
SECTION 9.Execution in Counterparts
. This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterparts; each such counterpart shall be deemed an original and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile or electronic copy of an executed counterpart of this Amendment shall be effective as an original for all purposes.

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned, duly authorized officers on the date first above written:

HERC RECEIVABLES U.S. LLC, as Borrower

By:  /s/ Mark Irion
Name: Mark Irion
Title: CFO

HERC RENTALS INC., individually and as initial Servicer

By:  /s/ Mark Irion
Name: Mark Irion
Title: CFO

HERC RENTALS INC., as Performance Guarantor

By:  /s/ Mark Irion
Name: Mark Irion
Title: CFO

[Signature Page to Amendment No. 1 to Receivables Financing Agreement]

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent

By:  /s/ Roger Klepper
Name: Roger Klepper
Title: Managing Director

By:  /s/ Michael Guarda
Name: Michael Guarda
Title: Managing Director

[Signature Page to Amendment No. 1 to Receivables Financing Agreement]

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CACIB LENDER GROUP:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Managing Agent

By:  /s/ Roger Klepper
Name: Roger Klepper
Title: Managing Director

By:  /s/ Michael Guarda
Name: Michael Guarda
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Committed Lender

By:  /s/ Roger Klepper
Name: Roger Klepper
Title: Managing Director

By:  /s/ Michael Guarda
Name: Michael Guarda
Title: Managing Director

Commitment: $175,000,000

ATLANTIC ASSET SECURITIZATION LLC,
as Conduit Lender

By:  /s/ Roger Klepper
Name: Roger Klepper
Title: Managing Director

By:  /s/ Michael Guarda
Name: Michael Guarda
Title: Managing Director

[Signature Page to Amendment No. 1 to Receivables Financing Agreement]

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LA FAYETTE ASSET SECURITIZATION LLC,
as Conduit Lender

By:  /s/ Roger Klepper
Name: Roger Klepper
Title: Managing Director

By:  /s/ Michael Guarda
Name: Michael Guarda
Title: Managing Director

[Signature Page to Amendment No. 1 to Receivables Financing Agreement]

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